JANUS INVESTMENT FUND

                            JANUS MONEY MARKET FUND
                              Institutional Shares

      Supplement Dated June 10, 1998 to Prospectus Dated February 17, 1998

Effective June 10, 1998, the minimum investment for the Institutional Shares of Janus Money Market Fund will be $5,000,000. Shares may be purchased with an initial $250,000 investment, however, the $5,000,000 minimum must be reached within six months of opening the account. Shareholders who do not reach or maintain the $5,000,000 minimum will be given the option of (1) exchanging into Investor Shares of Janus Money Market Fund, Institutional Shares of Janus Government Money Market Fund or Janus Tax-Exempt Money Market Fund, or shares of another Janus fund or (2) having their shares redeemed. Shareholders' balances that fall below the required minimum will have 30 days to reach an account balance of $5,000,000. The new investment minimum does not apply to shareholders who opened accounts prior to June 10, 1998; the $250,000 minimum will continue to apply to them.

The change described above replaces the "Minimum Investment" section of the prospectus on page 18.